RIVER RUN RANCH – GRANBY, CO OPENED IN JULY 2019 INVESTOR PRESENTATION NOVEMBER 2020

FORWARD-LOOKING STATEMENTS This presentation has been prepared for informational purposes only from information supplied by Sun Communities, Inc., referred to herein as “we,” “our,” and “Sun,” and from third-party sources indicated herein. Such third-party information has not been independently verified. Sun makes no representation or warranty, expressed or implied, as to the accuracy or completeness of such information. This presentation contains various “forward-looking statements” within the meaning of the United States Securities Act of 1933, as amended, and the United States Securities Exchange Act of 1934, as amended, and we intend that such forward-looking statements will be subject to the safe harbors created thereby. For this purpose, any statements contained in this presentation that relate to expectations, beliefs, projections, future plans and strategies, trends or prospective events or developments and similar expressions concerning matters that are not historical facts are deemed to be forward-looking statements. Words such as “forecasts,” “intends,” “intend,” “intended,” “goal,” “estimate,” “estimates,” “expects,” “expect,” “expected,” “project,” “projected,” “projections,” “plans,” “predicts,” “potential,” “seeks,” “anticipates,” “anticipated,” “should,” “could,” “may,” “will,” “designed to,” “foreseeable future,” “believe,” “believes,” “scheduled,” “guidance,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward looking statements contain these words. These forward-looking statements reflect our current views with respect to future events and financial performance, but involve known and unknown risks and uncertainties, both general and specific to the matters discussed in this presentation. These risks and uncertainties may cause our actual results to be materially different from any future results expressed or implied by such forward-looking statements. In addition to the risks disclosed under “Risk Factors” contained in our Annual Report on Form 10-K for the year ended December 31, 2019, our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020 and September 30, 2020, and our other filings with the Securities and Exchange Commission from time to time, such risks and uncertainties include but are not limited to: . outbreaks of disease, including the COVID-19 pandemic, and related stay-at-home orders, quarantine policies and restrictions on travel, trade and business operations; . changes in general economic conditions, the real estate industry, and the markets win which we operate; . difficulties in our ability to evaluate, finance, complete and integrate acquisitions, developments and expansions successfully; . our liquidity and refinancing demands; . our ability to obtain or refinance maturing debt; . our ability to maintain compliance with covenants contained in our debt facilities; . availability of capital; . changes in foreign currency exchange rates, including between the U.S. dollar and each of the Canadian dollar and the Australian dollar; . our ability to maintain rental rates and occupancy levels; . our failure to maintain effective internal control over financial reporting and disclosure controls and procedures; . increases in interest rates and operating costs, including insurance premiums and real property taxes; . risks related to natural disasters such as hurricanes, earthquakes, floods and wildfires; . general volatility of the capital markets and the market price of shares of our capital stock; . our failure to maintain our status as a REIT; . changes in real estate and zoning laws and regulations; . legislative or regulatory changes, including changes to laws governing the taxation of REITs; . litigation, judgments or settlements; . competitive market forces; . the ability of purchasers of manufactured homes and boats to obtain financing; and . the level of repossessions by manufactured home and boat lenders. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to publicly update or revise any forward-looking statements included in this presentation, whether as a result of new information, future events, changes in our expectations or otherwise, except as required by law. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. All written and oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by these cautionary statements. 2

COMPANY HIGHLIGHTS Leading owner and operator of manufactured housing OCEAN BREEZE – MARATHON, FL (“MH”) communities, recreational vehicle (“RV”) resorts, and marinas Favorable demand drivers combined with supply constraints Consistent organic growth enhanced with embedded expansion opportunities SUNSET RIDGE – PORTLAND, MI Industry consolidator with proven value creation from acquisitions SAFE HARBOR SANDUSKY – SANDUSKY, OH ACQUIRED IN OCTOBER 2020 Cycle-tested growth driven by attractive value proposition to residents and guests Focus on exceptional service supported by culture of accountability Proven executive management team with over 100 EAST FORK CROSSING – BATAVIA, OH combined years of industry experience Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2020 as well as Press Releases and SEC Filings after September 30, 2020 for additional information. 3

SUN COMMUNITIES, INC. OVERVIEW (NYSE: SUI) Current Portfolio as of October 31, 2020 532 properties across 38 states and Ontario, Canada Indicative Annual Rental Revenue(2) as of December 31, 2019 RV 28% Marinas 15% Manufactured Housing 57% Property Count Hybrid MH & RV 12% MH Communities RV Resorts Marinas(1) 269 131 33 99 Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended (2) Sun annual rental revenue for manufactured housing and annual and transient RV is included in ‘Income from September 30, 2020 as well as Press Releases and SEC Filings after September 30, 2020 for additional real property’ on its Consolidated Statements of Operations for the twelve months ended December 31, 2019. information. Safe Harbor annual rental revenue reported as ‘Storage,’ ‘Lease,’ and ‘Rentals’ revenue on its Consolidated (1) Does not include eight marinas managed for third parties. Statements of Operations for the twelve months ended December 31, 2019. 4

SUN CONTINUES TO OUTPERFORM OPERATIONALLY…

- Positive Operating Momentum Amidst the Pandemic
  - Total portfolio occupancy increased 50bps year-over-year to 97.2% at September 30, 2020
  - MH and Annual RV rent collections for the third quarter were 97% and 98%, respectively
  - In 3Q, better than expected transient RV revenues, ancillary gross profit and lower property level payroll

Resilient Same Community NOI Growth

YTD Through 3Q, Year-over-Year



4.6%
(1.1%)
SUI
Residential REITs (1)

Fueling Growth While Bolstering Our Balance Sheet

Common Equity Raised YTD ($ in mm)



$1,917
$924
SUI
Residential REITs (Cumulative) (1)

Net Debt + Pref. / Recurring EBITDA (TTM)



7.5x
5.0x
SUI at 4Q16
SUI Today

External Growth Through Investment Execution

Net Investments(2) YTD Through 3Q ($ in mm)



$2,291
($761)
SUI
Residential REITs (1) (Cumulative)

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2020 as well as Press Releases and SEC Filings after September 30, 2020 for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

Note: Market data as of 10/30/2020.

(1) *Residential REITs include (i) Single Family REITs, AMH and INVH; (ii) Apartment REITs, AIV, AVB, CPT, EQR, ESS, MAA and UDR; (iv) Student Housing, ACC; and (v) ELS. Percentages weighted by equity market cap, where applicable.*

(2) *SUI includes ~$2.0 billion acquisition of Safe Harbor Marinas. Excludes capital improvement and development expenditures.*

SUN COMMUNITIES, INC.

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POWERING SUN'S GROWTH ENGINE - INTERNAL

- Sun is the premier owner and operator of MH and RV communities
- Strong cycle-tested record of operating, expanding and acquiring MH and RV communities dating back to 1975

INTERNAL LEVERS

Contractual Rent Increases

Annual historical

2% - 4%

weighted average monthly rental rate increase supported by continual reinvestment into properties

MH Occupancy Gains

96.4%

3Q 2020 MH Occupancy

79%

of MH communities at 98%+

250bps+

existing MH occupancy upside

Expansions

~200

2020 YTD vacant site deliveries

~7,600

sites available for expansion 2020 and beyond

Target 12% – 14%

expansion IRRs(2)

Transient RV Site Conversions

~23,700

Current transient RV sites

~1,100

average yearly converted sites(1)

40% – 60%

1st year revenue uplift once converted

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2020 as well as Press Releases and SEC Filings after September 30, 2020 for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

(1) 2017-2019 average.

(2) Expected 5-year unlevered internal rates of return based on certain assumptions.

SUN COMMUNITIES, INC.

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POWERING SUN’S GROWTH ENGINE - EXTERNAL EXTERNAL LEVERS Acquisitions Development ~$2.3bn Targeting 2 - 4 investment in 11 properties and 99 marinas 2020 YTD new development project starts / year 3.9x increase Target 7% – 9% in properties since year end 2010 ground-up development IRRs(1) High degree of visibility into MH, RV and Marina acquisition ~980 pipeline with additional opportunities arising 2020 YTD ground-up site deliveries in 5 properties OCEAN BREEZE – MARATHON, FL SAFE HARBOR HARBORTOWN – FORT PIERCE, FL ACQUIRED IN OCTOBER 2020 JELLYSTONE PARK AT LARKSPUR – LARKSPUR, CO Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2020 as well as Press Releases and SEC Filings after September 30, 2020 for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. (1) Expected 5-year unlevered internal rates of return based on certain assumptions. 7

FINANCIAL HIGHLIGHTS Financial Performance Quarter Ended September 30, YTD Ended September 30, 2020 2019 % Change 2020 2019 % Change Total Revenue $400.5mm $362.4mm 10.5% $1,014.1mm $962.2mm 5.4% Total NOI $221.7mm $196.7mm 12.7% $573.8mm $532.4mm 7.8% Same Community Revenue $243.4mm $231.0mm 5.4% $662.0mm $642.8mm 3.0% Same Community NOI $159.4mm $151.1mm 5.5% $449.3mm $429.7mm 4.6% EPS(1) $0.83 $0.63 31.7% $1.29 $1.49 (13.4)% Core FFO / Share(1) (2) $1.60 $1.46 9.6% $3.94 $3.83 2.9% VINES RV RESORT – PASO ROBLES, CA SUN-N-FUN – SARASOTA, FL Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2020 as well as Press Releases and SEC Filings after September 30, 2020 for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. (1) Company information. Diluted. (2) Based on fully diluted shares of 101,628 million and 93,938 million for three months ended September 30, 2020 and September 30, 2019, respectively; and 99,333 million and 91,763 million for nine months ended September 30, 2020 and September 30, 2019, respectively. 8

2020 ACQUISITION & DEVELOPMENT ACTIVITY Investment Activity Summary Acquisitions Ground-up & Redevelopments Expansions CHERRYWOODJELLYSTONE NATURAL – CLINTON, BRIDGE NY – NATURAL BRIDGE, VA RIVER RUN RANCHRV RESORT – GRANBY, – GRANBY, CO CO KING’SSHADOW COURT WOOD – VILLAGETRAVERSE – HUDSON, CITY, MI FL AQUIREDACQUIRED IN INOCTOBER FEBRUARY 2019 2020 OPENEDFIRST PHASE IN JULY OPENED 2019 IN JULY 2019 2 OPENED IN SEPTEMBER 2019 ~$2.3bn purchase price $140mm spend $56mm spend ~41,000 sites added ~980 site deliveries ~200 site deliveries in 110 properties & marinas in 5 properties in 6 properties Robust pipeline of small ~1,000 ground-up site ~7,600 sites available portfolios and single assets deliveries in five properties for expansion in underwriting expected in 2020 in 2020 and beyond Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2020 as well as Press Releases and SEC Filings after September 30, 2020 for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. 9

SUN’S FAVORABLE REVENUE DRIVERS . Yearly home move-outs in Sun’s MH communities are less than 1% . Tenure of residents in Sun’s MH communities is approximately 15(1) years . RVs stay in our resorts for approximately 11(1) years SIESTA BAY – FT. MYERS, FL MH Resident Move-out Trends MAJESTIC OAKS – ZEPHYRHILLS, FL (3 Year Average) 6.1% 0.8% Resident Re-sales Resident Move-outs (Home stays in community) (Home leaves community) RV Guest Move-out Trends HOMOSASSA RIVER – HOMOSASSA SPRINGS, FL (3 Year Average) 9.2% 9.5% Resident Re-sales Resident Move-outs (RV stays in resort) (RV leaves resort) WILD ACRES RV RESORT – OLD ORCHARD BEACH, ME Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2020 as well as Press Releases and SEC Filings after September 30, 2020 for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. (1) Annual average (2018 - 3Q 2020 annualized). 10

CONSISTENT AND CYCLE TESTED INTERNAL GROWTH

- Sun's average same community NOI growth has exceeded REIT industry average by **~210 bps** and the apartment sector's average by **~200 bps** since 1998
- Since 1998, every individual year or rolling 4-quarter period has had positive same community NOI growth

Same Community NOI Growth

Annual Growth Since 1998



Apartment REITs
Sun Communities
10.0%
5.0%
0.0%
(5.0%)
(10.0%)
3Q98
3Q99
3Q00
3Q01
3Q02
3Q03
3Q04
3Q05
3Q06
3Q07
3Q08
3Q09
3Q10
3Q11
3Q12
3Q13
3Q14
3Q15
3Q16
3Q17
3Q18
3Q19
3Q20

Average Annual Growth Since 1998



5.1%
SUI:
+ ~200bps
SUI:
+ ~210bps
3.1%
3.0%
Sun Communities
Apartment REITs
REIT Industry

SUN
SUN COMMUNITIES, INC.

Source: Citi Investment research, September 2020. "REIT Industry Average" includes an index of REITs across a variety of asset classes including: self storage; mixed office; regional malls; shopping centers; apartments; student housing; manufactured homes and specialty. Refer to information regarding non-GAAP financial measures in the attached Appendix.

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RENTING - MH VS. OTHER RENTAL OPTIONS . Manufactured homes in Sun’s communities provide 25% more space at ~53% less cost per square foot Manufactured Homes in Other Rental Sun’s Communities1 Options2 PRICE $0.83 per sq. ft.  $1.76 per sq. ft. SQUARE FOOTAGE 1,250 sq. ft.  1,000 sq. ft. RENT $1,032 per month  $1,756 per month (1) Company information. (2) Zillow – U.S. Median Monthly Rent (Zillow rent index, September 2020). Includes multifamily, single family and duplex 2-bedroom rentals. 12

HOMEOWNERSHIP – MH VS. SINGLE FAMILY . Sun’s communities offer affordable options in attractive locations Manufactured Homes Single Family Homes  Average cost of a new Manufactured Home is  Average cost of Single Family is $299,415 or $81,900 or roughly 2 years median income roughly 7 years median income $450,000 Manufactured Homes Portion of purchase price attributable to land Single Family Homes $400,000 $350,000 $300,000 $250,000 $299,415 $293,727 $297,747 $263,256 $272,454 $278,409 $200,000 $249,429 $223,085 $203,182 $206,560 $150,000 $207,950 $100,000 Average Household Income $50,000 (1) $63,100 $62,800 $60,500 $62,200 $64,000 $65,300 $68,000 $70,600 $71,900 $78,500 $81,900 $81,900~$42,000 $- 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Source: U.S. Department of Census, Cost & Size Comparisons of New Manufactured & New Single-Family Site-Built Homes (2009-2019) (1) Average of 2019 primary applicant household income for SUI’s manufactured housing communities. 13

EXPANSIONS PROVIDE ATTRACTIVE RETURNS

- Investment in expansion sites boosts growth in highly accretive manner
- Sun expands in communities and resorts with high occupancies and continued strong demand

12 – 24 months
average lease-up for 100-site expansion

$40k - $45k
typical per site construction cost

Target 12% - 14% IRRs(1)

~200
2020 YTD vacant expansion site deliveries


EAST FORK CROSSING – BATAVIA, OH


THE
ELLINGTON
BRANCH CREEK – AUSTIN, TX

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2020 as well as Press Releases and SEC Filings after September 30, 2020 for additional information.
Refer to information regarding non-GAAP financial measures in the attached Appendix.
(1) Expected 5-year unlevered internal rates of return based on certain assumptions.

SUN COMMUNITIES, INC.
14

MAXIMIZING VALUE FROM STRATEGIC ACQUISITIONS Professional Operational Management Adding Value with Expansions Home Sales & Rental Program Call Center & Digital Marketing Outreach Skilled Expense Management Repositioning with Additional Capex YTD Properties and Sites . Since 2010, Sun has acquired communities valued at approximately $8 billion, increasing its number of communities by 3.9x 183,622 532 141,293 128,454 117,376 121,892 422 371 88,612 350 79,554 341 69,789 63,697 54,811 47,683 217 231 188 159 173 136 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 YTD20 Sites Properties Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2020 as well as Press Releases and SEC Filings after September 30, 2020 for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. 15

STRATEGIC BALANCE SHEET

- Balance sheet supports growth strategy
- No near-term debt maturities with 3.7% of total debt maturing per year through 2024

Mortgage Debt Outstanding

principal amounts in thousands

	Quarter Ended September 30, 2020	
	Principal Outstanding[1]	WA Interest Rates
CMBS	$268,601	4.79%
Fannie Mae	$887,161	3.40%
Life Companies	$1,665,445	3.99%
Freddie Mac	$370,173	3.85%
Total	**$3,191,380**	**3.88%**

Mortgage Debt 5-Year Maturity Ladder

amounts in thousands



Fannie Mae
CMBS
Freddie Mac
$0
$0
$82,155
$185,618
$315,330
2020
2021
2022
2023
2024

Net Debt / EBITDA[2]



7.5x
6.3x
5.6x
5.5x
5.0x
2016
2017
2018
2019
3Q20

Net Debt / TEV[3]



33.8%
28.2%
25.2%
19.0%
18.3%
2016
2017
2018
2019
3Q20

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2020 as well as Press Releases and SEC Filings after September 30, 2020 for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

(1) *Includes premium / discount on debt and financing costs.*

(2) *The debt ratios are calculated using trailing 12 months recurring EBITDA for the period ended September 30, 2020.*

(3) *Total Enterprise Value includes common shares outstanding (per Supplemental), Common OP Units and Preferred OP Units, as converted, outstanding at the end of each respective period.*

SUN COMMUNITIES, INC.
16

SUN COMMUNITIES' ESG INITIATIVES

- Sun published its inaugural ESG report in late 2019
- We are committed to sustainable business practices to benefit all stakeholders: team members, residents and guests, shareholders and the broader communities where we operate
- We will continue to enhance Sun's sustainability program through the formal adoption of additional environmental policies, establishing a data baseline for utility usage and expanding the ESG team

ESG Highlights(1)

Environmental	Social	Governance
100% of communities and resorts retrofitted with LED lighting	Sun Unity social responsibility program	BoD's Nominating and Corporate Governance Committee formally oversees all ESG initiatives
Replacing 200+ water meters with auto-read, real-time systems	100% of Sun regular employees received safety training	BoD composition is 29% female and 71% independent
Launched due diligence process for solar energy program in California communities	Team members throughout the organization volunteered ~2,700 hours	Enterprise Risk Management Committee identifies, monitors and mitigates risks across the organization
Installing smart irrigation systems and native flora in all new ground-up developments	SunFit Program promotes employee, resident and guest wellness	Comprehensive policies and procedures foster sound corporate governance

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2020 as well as Press Releases and SEC Filings after September 30, 2020 for additional information.
Refer to information regarding non-GAAP financial measures in the attached Appendix.
(1) Performance and initiatives for the 2018 and 2019 reporting years are referenced.

SUN COMMUNITIES, INC.
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STRATEGY-DRIVEN OUTPERFORMANCE . Sun has significantly outperformed major REIT and broader market indices over the last ten years 2020 YTD Total Return 3-year Total Return 20.0% 10.0% 120.0% 0.0% 2.8% 95.0% (10.0%) (6.7)% 70.0% 64.6% (20.0%) (19.3)% 45.0% 34.6% (30.0%) 20.0% (40.0%) (5.0%) (0.7)% (50.0%) (30.0%) 5-year Total Return 10-year Total Return 220.0% 180.0% 800.0% 140.0% 137.2% 600.0% 546.3% 100.0% 400.0% 74.0% 60.0% 239.9% 200.0% 98.8% 20.0% 12.0% 0.0% (20.0%) Sun Communities, Inc. (SUI) S&P 500 MSCI US REIT (RMS) Source: S&P Global as of October 30, 2020. 18

CONSISTENT NOI GROWTH . Manufactured housing is one of the most recession-resistant sectors in real estate and has consistently outperformed multifamily and most sectors in same community NOI growth since 2000 Indexed NOI Growth $253 Sun Communities $242 Manufactured Housing $228 Self-storage $162 Multifamily $153 Industrial $139 Office $131 Shopping Centers $116 Mall YTD Source: Citi Investment research, September 2020. Refer to information regarding non-GAAP financial measures in the attached Appendix. 19

MARINA & SAFE HARBOR OVERVIEW SAFE HARBOR CABRILLO ISLE – SAN DIEGO, CA

ATTRACTIVE INDUSTRY FUNDAMENTALS

Fragmented Industry

- Most marinas are owned by small mom-and-pop operators
- Significant upside from institutional management and value-add capex
- The top five operators collectively represent approximately 4% of the market by marina count



Top 5 Operators
4%
Total Marinas in U.S.(1) ~4,000
96%
All Other Operators

High Barriers to Entry

1 Strict Regulatory Environment

- Regulatory hurdles continue to limit new marina construction
- Increased scrutiny, approval times and risk of denial

2 Scarcity of Available Land

- Highly limited stock of desirable protected waterways
- Marina capacity growth is primarily driven by expansions / reconfigurations [2]

3 Capital Intensity

- High initial capital investment
- Scale is necessary to spread fixed operating costs over a larger base

Supportive Demographic Trends

- The majority of boaters in the United States are 55 and older
- The aging U.S. population is a positive trend because boat buyers are concentrated in older, wealthier demographic groups
- Retiring Baby Boomers with additional leisure time and migration to warmer and coastal areas will drive greater demand for boating

U.S. Population Above Age 55[1]
(% of Total U.S. Population)



35%
33%
30%
28%
25%
2015
2020
2025
2030

(1) *Source: U.S. Census Bureau.*
(2) *Transaction consideration includes approximately $104.5 million of value ascribed to land and development opportunities.*

SUN COMMUNITIES, INC.
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ATTRACTIVE INDUSTRY FUNDAMENTALS (CONT’D) . Fundamentals are strong as a result of the limited supply of new marinas, stable stock of boats and increasing vessel size that may require a marina for storage Marina Supply U.S. Marinas (in 000’s) Slow & Steady Decrease 4.3 4.0 3.8 '04 – '16 CAGR: (0.6%) 3.5 2004 2006 2008 2010 2012 2014 2016 Slip Demand U.S. Target Boat Fleet (17’+) (in mm) Slow & Steady Increase 6.3 '04 – '18 CAGR: 0.3% 6.0 5.8 5.5 2004 2006 2008 2010 2012 2014 2016 2018 Boat Size U.S. Boat Fleet Sizes (in FT) | ’14 – ’19 CAGR Trending Longer & Wider 5.7% 0.9% 0.8% 1.7% 0.8% (0.1%) 0.3% 17'– 31'– 41'– 51'– 61'– 71'– 80'+ 30' 40' 50' 60' 70' 80' Sources: Info-Link, U.S. Coast Guard Recreational Vessel Registration, U.S. Census Bureau and Yachtworld. Note: U.S. Coast Guard boat fleet data available since 2004; U.S. marinas data available through 2016 U.S. Census. 22

SAFE HARBOR IS THE BEST MARINA OPERATOR

- Safe Harbor is the largest and most diversified marina owner and operator in the United States

99	30,000	8,000	22	70%	77%	40,000	8.3
Owned Marinas(1)	Approximate Wet Slips	Approximate Dry Racks(2)	States	of Marinas Located in Coastal Markets(3)	of Marinas Owned Fee Simple(4)	Approximate Members	Years Average Member Tenure

Diversified National Geographic Footprint

- No single state accounts for more than 11% of owned marinas(1)
- No single marina accounts for more than 6% of total wet slips



Ownership by State
< 3 Marinas
3 - 4 Marinas
> 4 Marinas

Unrivaled Among Competitors

Unmatched in scale, portfolio quality and depth of network offering

(# of owned marinas)



99
29
26
11
7
SUNTEX MARINAS
els
Equity LifeStyle Properties
IGY MARINAS

Note: Stars on map may indicate locations of more than one marina.

(1) As of October 31, 2020, Safe Harbor directly or indirectly owns 99 marinas and manages eight marinas on behalf of third parties.

(2) Dry Racks include Indoor Storage.

(3) Calculation of marinas located in coastal markets includes those along the Great Lakes.

(4) 23 currently owned marinas operate with underlying ground leases with a weighted average remaining term of ~29 years.

SUN COMMUNITIES, INC.
23

EXPERIENCED TEAM WITH PROVEN TRACK RECORD . The Safe Harbor team joined Sun Communities and will continue to drive day-to-day operations and identify future marina investment opportunities Experienced Team of Industry Executives Supported by a Deep Bench Operationally-focused Built regional management and Successfully Dedicated M&A team Management equity executives with business development completed and maintains deep stakes and incentives significant marina infrastructure with consistent integrated pipeline of align management with industry experience operational strategy and approach 99 acquisitions acquisition targets Sun shareholders Baxter Underwood Chief Executive Officer Prior experience acquiring and managing Executive Leadership with lifestyle assets Safe Harbor Platform Former CIO of CNL Lifestyle Properties from the Beginning Former Partner at Clapham Capital Growth Execution Control . Acquisitions Chief Operating Officer . Operational improvement . Systems, data management, . Internal legal and audit integrations and training 14 Regional Vice Presidents . Treasury, accounting, FP&A and . Hospitality, marketing and partnerships capital management . Risk and compliance ~1,600 Property-level Team Members . Human resources 24

MARINA SECTOR PIONEER AND CONSOLIDATOR Safe Harbor Portfolio Evolution Same-Marina Performance 2015-2019 CAGR(1) Revenue NOI 3.9% 5.5% (2) Key Transactions(3) 1 2 3 4 5 6 Newport 7 Shipyard/N.E. Flagship CNL Brewer OPC Charleston Boatworks Tri-W 3Q 2015 2Q 2016 1Q 2017 1Q 2018 4Q 2018 4Q 2019 3Q 2020 Date Acquired Date Acquired Date Acquired Date Acquired Date Acquired Date Acquired Date Acquired 7 15 26 3 3 2 5 Marinas Marinas Marinas Marinas Marinas Marinas Marinas 4,717 7,134 7,411 660 401 329 2,251 Slips / Storage Slips / Storage Slips / Storage Slips / Storage Slips / Storage Slips / Storage Slips / Storage Units Units Units Units Units Units Units (1) Represents performance for 33 marinas. (2) Dry Racks include Indoor Storage. (3) Date acquired reflects period in which last marina acquisition closed. 25

ILLUSTRATIVE MARINA REVENUE & MARGIN DETAIL

- Approximately 90% of NOI from Safe Harbor comes from recurring sources like wet slip and dry storage rental and service.

	Recurring Revenue Wet Slip Rental, Dry Storage, Commercial Leases & Service	Ancillary Revenue Fuel, F&B, Rental, Retail & Other
% of Revenue	83%	17%
Margin	~42%	~22%
% of NOI	90%	10%

Marina Revenue Detail

Wet Slip Rental

Slip rentals are a core service provided to Safe Harbor Members; prices are calculated on a linear foot basis & increased annually

Dry Storage

Core service provided to members; it is offered in various configurations: dry rack inside / outside / heated, open building & covered

Commercial Leases

Space in uplands buildings typically leased to third parties (brokers, restaurants, others)

Service

Full service marinas offer customers end-to-end service which includes routine maintenance, repair & winterization

Ancillary

Amenities provided to support wet slip and dry storage business within a marina

Source: Company information. Refer to information regarding non-GAAP financial measures in the attached Appendix.
Note: Other income includes boat sales, use fees, electric income, environmental impact fees, parking income, brokerage commissions, hauling income and other fee income.

SUN COMMUNITIES, INC.
26

RESILIENT REVENUE AND NOI PERFORMANCE . Safe Harbor has minimized COVID-19 related NOI impact through careful cost management 2020 Same-Marina Quarterly Performance(1) Revenue Δ: 3.7% Δ: (8.9%) Δ: 0.1% $97 $98 $88 $80 $58 $60 1Q19 1Q20 2Q19 2Q20 3Q19 3Q20 NOI Δ: 6.2% Δ: 8.3% Δ: 10.8% $38 $42 $32 $35 $18 $19 1Q19 1Q20 2Q19 2Q20 3Q19 3Q20 Note: Figures in millions. Refer to information regarding non-GAAP financial measures in the attached Appendix. (1) Represents performance for 84 marinas. 27

CASE STUDY - OLD PORT COVE MARINA

- Since acquiring Old Port Cove Marina for $65mm in 2018, total additional capital invested of $3.3mm and operational improvements made by Safe Harbor management have increased Old Port Cove Marina's NOI by 58%

Old Port Cove Pre-Acquisition

Marina complex based in North Palm Beach, Florida dating back to 1973

$5.3mm
TTM Cash NOI(1)

8.2%
Initial Yield(2)

Last major renovations in 2012 and 2007 to outfit Old Port Cove with a new restaurant, business center, and resupply facilities



Old Port Cove Today

Refitted as a five-star cruising resort destination better accommodated to mega yachts

$8.4mm
TTM Cash NOI

12.3%
Current Yield(2)

Invested $3.3mm of Acquisition Capex in marina since ownership. Exceptional management, economies of scale and renovations completed at the end of 2019 have helped boost NOI



Refer to information regarding non-GAAP financial measures in the attached Appendix.
(1) Based on underwriting when acquired on February 28, 2018.
(2) Implied initial yield based on acquisition price of $65 million. Current yield based on cumulative acquisition price and capex investment of ~$68.3 million.

SUN
SUN COMMUNITIES, INC.
28

APPENDIX EMERALD COAST RV RESORT– PANAMA CITY BEACH, FL

NON-GAAP TERMS DEFINED Investors in and analysts following the real estate industry utilize funds from operations (“FFO”), net operating income (“NOI”), and earnings before interest, tax, depreciation and amortization (“EBITDA”) as supplemental performance measures. The Company believes that FFO, NOI, and EBITDA are appropriate measures given their wide use by and relevance to investors and analysts. Additionally, FFO, NOI, and EBITDA are commonly used in various ratios, pricing multiples, yields and returns and valuation calculations used to measure financial position, performance and value. FFO, reflecting the assumption that real estate values rise or fall with market conditions, principally adjusts for the effects of generally accepted accounting principles (“GAAP”) depreciation and amortization of real estate assets. NOI provides a measure of rental operations that does not factor in depreciation, amortization and non-property specific expenses such as general and administrative expenses. EBITDA provides a further measure to evaluate ability to incur and service debt and to fund dividends and other cash needs. FFO is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) as GAAP net income (loss), excluding gains (or losses) from sales of depreciable operating property, plus real estate- related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure that management believes is a useful supplemental measure of the Company’s operating performance. By excluding gains and losses related to sales of previously depreciated operating real estate assets, impairment and excluding real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO provides a performance measure that, when compared period-over-period, reflects the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing perspective not readily apparent from GAAP net income (loss). Management believes the use of FFO has been beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. The Company also uses FFO excluding certain gain and loss items that management considers unrelated to the operational and financial performance of our core business (“Core FFO”). The Company believes that Core FFO provides enhanced comparability for investor evaluations of period-over-period results. The Company believes that GAAP net income (loss) is the most directly comparable measure to FFO. The principal limitation of FFO is that it does not replace GAAP net income (loss) as a performance measure or GAAP cash flow from operations as a liquidity measure. Because FFO excludes significant economic components of GAAP net income (loss) including depreciation and amortization, FFO should be used as a supplement to GAAP net income (loss) and not as an alternative to it. Further, FFO is not intended as a measure of a REIT’s ability to meet debt principal repayments and other cash requirements, nor as a measure of working capital. FFO is calculated in accordance with the Company’s interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that interpret the NAREIT definition differently. NOI is derived from revenues minus property operating expenses and real estate taxes. NOI is a non-GAAP financial measure that the Company believes is helpful to investors as a supplemental measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. The Company uses NOI as a key measure when evaluating performance and growth of particular properties and/or groups of properties. The principal limitation of NOI is that it excludes depreciation, amortization, interest expense and non-property specific expenses such as general and administrative expenses, all of which are significant costs. Therefore, NOI is a measure of the operating performance of the properties of the Company rather than of the Company overall. The Company believes that GAAP net income (loss) is the most directly comparable measure to NOI. NOI should not be considered to be an alternative to GAAP net income (loss) as an indication of the Company’s financial performance or GAAP cash flow from operating activities as a measure of the Company’s liquidity; nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions. Because of the inclusion of items such as interest, depreciation, and amortization, the use of GAAP net income (loss) as a performance measure is limited as these items may not accurately reflect the actual change in market value of a property, in the case of depreciation and in the case of interest, may not necessarily be linked to the operating performance of a real estate asset, as it is often incurred at a parent company level and not at a property level. EBITDA as defined by NAREIT (referred to as “EBITDAre”) is calculated as GAAP net income (loss), plus interest expense, plus income tax expense, plus depreciation and amortization, plus or minus losses or gains on the disposition of depreciated property (including losses or gains on change of control), plus impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in value of depreciated property in the affiliate, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates. EBITDAre is a non-GAAP financial measure that the Company uses to evaluate its ability to incur and service debt, fund dividends and other cash needs and cover fixed costs. Investors utilize EBITDAre as a supplemental measure to evaluate and compare investment quality and enterprise value of REITs. The Company also uses EBITDAre excluding certain gain and loss items that management considers unrelated to measurement of the Company’s performance on a basis that is independent of capital structure (“Recurring EBITDA”). The Company believes that GAAP net income (loss) is the most directly comparable measure to EBITDAre. EBITDAre is not intended to be used as a measure of the Company’s cash generated by operations or its dividend-paying capacity, and should therefore not replace GAAP net income (loss) as an indication of the Company’s financial performance or GAAP cash flow from operating, investing and financing activities as measures of liquidity. 30

NET INCOME TO FFO RECONCILIATION (amounts in thousands except per share data) Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2020 as well as Press Releases and SEC Filings after September 30, 2020 for additional information. 31

NET INCOME TO NOI RECONCILIATION (amounts in thousands) Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2020 as well as Press Releases and SEC Filings after September 30, 2020 for additional information. 32

NET INCOME TO RECURRING EBITDA RECONCILIATION (amounts in thousands) Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2020 as well as Press Releases and SEC Filings after September 30, 2020 for additional information. 33